UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 29, 2014

NIMBLE STORAGE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36233	26-1418899
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

211 River Oaks Parkway San Jose, California	95134
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 432-9600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02: Results of Operations and Financial Condition.

On May 29, 2014, Nimble Storage, Inc. (the “Company”) announced its financial results for its fiscal first quarter ended April 30, 2014. The Letter to Shareholders attached hereto as Exhibit 99.1 and the press release attached hereto as Exhibit 99.2 disclose certain non-GAAP financial measures. A reconciliation to the nearest comparable GAAP equivalent of these non-GAAP measures is contained in tabular form in Exhibits 99.1 and 99.2.

The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 and Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Letter to Shareholders dated as of May 29, 2014.

99.2	Press release dated as of May 29, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIMBLE STORAGE, INC.

Date: May 29, 2014	By:	/s/ Anup Singh
Anup Singh
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1*	Letter to Shareholders dated as of May 29, 2014.

99.2*	Press release dated as of May 29, 2014.

*	This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934.